UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2021 (September 30, 2021)

DMY TECHNOLOGY GROUP, INC. VI

(Exact name of registrant as specified in its charter)

Delaware	001-40864	86-3312690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	DMYS.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	DMYS	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DMYS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2021, the Registration Statement on Form S-1 (File No. 333-257379) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of dMY Technology Group, Inc. VI (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on September 30, 2021, a registration statement on Form S-1 (File No. 333-259939) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On October 5, 2021, the Company consummated the IPO of 24,150,000 Class A Shares, par value $0.0001 per share of Class A Shares (the “Class A Shares”), including the issuance of 3,150,000 Class A Shares as a result of the underwriters’ exercise in full of their over-allotment option. The Class A Shares were sold at a price of $10.00 per Class A Share, generating gross proceeds to the Company of $241,500,000.

On October 4, 2021, the Company effected a 1:1.2 stock split of its Class B common stock, par value $0.0001 per share (the “Class B Shares”), resulting in its initial stockholder owning 6,037,500 Class B Shares.

Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated September 30, 2021, among the Company and Goldman Sachs & Co. LLC as representative of the several underwriters named therein.

•	An Investment Management Trust Agreement, dated October 5, 2021, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated October 5, 2021, between the Company, dMY Sponsor VI, LLC (the “Sponsor”) and the Holders signatory thereto.

•	A Private Placement Warrants Purchase Agreement, dated October 5, 2021, between the Company and the Sponsor.

•	An Administrative Services Agreement, dated October 5, 2021, between the Company and the Sponsor.

•	A Letter Agreement, dated October 5, 2021, between the Company, the Sponsor and each of the executive officers and directors of the Company.

•	A Warrant Agreement, dated October 5, 2021, between the Company and Continental Stock Transfer & Trust Company.

•	An Indemnity Agreement, dated October 5, 2021, between the Company and Harry L. You.

•	An Indemnity Agreement, dated October 5, 2021, between the Company and Niccolo de Masi.

•	An Indemnity Agreement, dated October 5, 2021, between the Company and Gabrielle Toledano.

•	An Indemnity Agreement, dated October 5, 2021, between the Company and Becky Ann Hughes.

•	An Indemnity Agreement, dated October 5, 2021, between the Company and Darla Anderson.

•	An Indemnity Agreement, dated October 5, 2021, between the Company and Francesca Luthi.

Item 3.02	Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 6,830,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Sponsor, generating gross proceeds to the Company of approximately $6,830,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the Sponsor or its permitted transferees: (i) they will not be redeemable by the Company (except in certain redemption scenarios when the price per Class A Share equals or exceeds $10.00 (as adjusted)), (ii) they (including the Class A Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) they may be exercised by the holders on a cashless basis, and (iv) they (including the Class A Shares issuable upon exercise of these warrants) are entitled to registration rights.

Item 5.02	Election of Directors.

On September 30, 2021, in connection with the IPO, Darla Anderson, Becky Ann Hughes and Francesca Luthi were appointed to the board of directors of the Company (the “Board”). Ms. Anderson, Ms. Hughes and Ms. Luthi are independent directors. Effective September 30, 2021, Ms. Anderson, Ms. Hughes and Ms. Luthi were also appointed to the Board’s (i) Audit Committee (with Ms. Luthi serving as chair), (ii) Compensation Committee (with Ms. Anderson serving as chair) and (iii) Nominating and Corporate Governance Committee (with Ms. Hughes serving as chair).

Following the appointment of Ms. Anderson, Ms. Hughes and Ms. Luthi, the Board is comprised of the following three classes: (i) the term of office of the first class of directors, consisting of Ms. Anderson and Ms. Luthi, will expire at the Company’s first annual meeting of stockholders; (ii) the term of office of the second class of directors, consisting of Ms. Hughes and Ms. Toledano, will expire at the Company’s second annual meeting of stockholders; and (iii) the term of office of the third class of directors, consisting of Mr. You and Mr. de Masi, will expire at the Company’s third annual meeting of stockholders.

On October 5, 2021, each director entered into the Letter Agreement. As well, on October 5, 2021, in connection with their appointments to the Board, each director entered into an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws.

In connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Charter”) on October 4, 2021. The terms of the Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

On October 4, 2021, the Company issued a press release announcing the exercise in full by the underwriters of the over-allotment option for 3,150,000 additional Class A Shares, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 5, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated September 30, 2021, among the Company and Goldman Sachs & Co. LLC as representative of the several underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated October 5, 2021 between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated October 5, 2021 between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated October 5, 2021 between the Company, Sponsor and the Holders signatory thereto.

10.3	Private Placement Warrants Purchase Agreement, dated October 5, 2021 between the Company and the Sponsor.

10.4	Administrative Services Agreement, dated October 5, 2021 between the Company and the Sponsor.

10.5	Letter Agreement, dated October 5, 2021 between the Company, the Sponsor and each of the executive officers and directors of the Company.

10.6	Indemnity Agreement, dated October 5, 2021, between the Company and Harry L. You.

10.7	Indemnity Agreement, dated October 5, 2021, between the Company and Niccolo de Masi.

10.8	Indemnity Agreement, dated October 5, 2021, between the Company and Gabrielle Toledano.

10.9	Indemnity Agreement, dated October 5, 2021, between the Company and Becky Ann Hughes.

10.10	Indemnity Agreement, dated October 5, 2021, between the Company and Darla Anderson.

99.1	Press Release, dated October 4, 2021.

99.2	Press Release, dated October 5, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY TECHNOLOGY GROUP, INC. VI

	By:	/s/ Niccolo de Masi
	Name:	Niccolo de Masi
	Title:	Chief Executive Officer
Date: October 5, 2021